PREFERRED STOCK	9 Months Ended
Sep. 30, 2021
STOCKHOLDERS’ DEFICIT:
PREFERRED STOCK

NOTE 11 – PREFERRED STOCK

In accordance with the Company’s bylaws, the Company has authorized a total of 2,000,000 shares of preferred stock, par value $0.01 per share, for all classes. As of December 31, 2021 and 2020 respectively, there were 88,235 and 88,235 total preferred shares issued and outstanding for all classes.

On December 23, 2021, pursuant to the approval of the Board of Directors and a majority vote of the holders of Series D Preferred Stock, the Company amended the Certificate of Designation for the Series D Preferred Stock so that each share of Series D Stock is convertible, at the sole and exclusive election of the holder, into two shares of Common Stock of the Company.